UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2005

                          PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, providing for the issuance of
           ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WCW2)

                          PARK PLACE SECURITIES, INC.
                          ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    333-121784                34-1993512
----------------------------        ---------------       ---------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                    92868
----------------------------------------       -------------------
(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: (714) 564-0660
                                                    --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On June 28, 2005, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP ("Countrywide") as master servicer (the "Master Servicer"), Federal National Mortgage Association as guarantor of the Group I Certificates and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-three classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $2,400,002,668.13 as of June 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated June 24, 2005, between Ameriquest Mortgage Company ("Ameriquest") and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates were sold by the Depositor to Citigroup Global Markets Inc. as Representative (the "Representative") of the several Underwriters (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated June 24, 2005 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Representative.

     The Certificates have the following initial Certificate Balances and Pass-Through Rates:

================================================================================
            CLASS                INITIAL CERTIFICATE          PASS-THROUGH
                                 PRINCIPAL BALANCE(1)              RATE
 A-2A.............         $         211,512,000                Variable(4)
 A-2B.............         $          83,134,000                Variable(4)
 A-2C.............         $         116,455,000                Variable(4)
 A-2D.............         $          68,992,000                Variable(4)
 M-1..............         $          78,000,000                Variable(4)
 M-2..............         $          74,400,000                Variable(4)
 M-3..............         $          45,600,000                Variable(4)
 M-4..............         $          42,000,000                Variable(4)
 M-5..............         $          38,400,000                Variable(4)
 M-6..............         $          34,800,000                Variable(4)
 M-7..............         $          31,200,000                Variable(4)
 M-8..............         $          28,800,000                Variable(4)
 M-9..............         $          24,000,000                Variable(4)
 M-10.............         $          26,400,000                Variable(4)
================================================================================
(1)  Approximate.
(4) The pass-through rate on each class of Class A and Mezzanine Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.


     The Certificates, other than the Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 24, 2005 (the "Prospectus Supplement"), and the Prospectus, dated January 21, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class A-1A Certificates, Class A-1B Certificates, Class A-1C Certificates, Class A-1D Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                     (a) Not applicable

                     (b) Not applicable

                     (c) Exhibits


         EXHIBIT NO.                               DESCRIPTION
         -----------                               -----------
         4.1 Pooling and Servicing Agreement, dated as of June 1, 2005, among Park Place Securities, Inc. as Depositor, Countrywide Home Loans Servicing LP as Master Servicer, Federal National Mortgage Association as guarantor of the Group I Certificates and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WCW2 Certificates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2005


                                                     PARK PLACE SECURITIES, INC.


                                                     By:  /S/ JOHN P. GRAZER
                                                         -----------------------
                                                     Name:  John P. Grazer
                                                     Title: CFO

                                INDEX TO EXHIBITS
                                -----------------


     EXHIBIT NO.                  DESCRIPTION
     -----------                  -----------                   Sequentially
                                                                NUMBERED PAGE
                                                                -------------
         4.1        Pooling and Servicing Agreement, dated             7
                    as of June 1, 2005, among Park Place
                    Securities, Inc. as Depositor,
                    Countrywide Home Loans Servicing LP as
                    Master Servicer, Federal National
                    Mortgage Association as guarantor of the Group I Certificates and Wells Fargo
                    Bank, N.A. as Trustee relating to the
                    Series 2005-WCW2 Certificates.